EXHIBIT 10.3

British Columbia
Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

Mineral Tenure Act
Section 57 and 58
BILL OF SALE ABSOLUTE
INDICATE TYPE OF TITLE:	Mineral
MINING DIVISION	Vernon

SELLER:

I, Stephen Kenwood, of 133629 Marine Drive, White Rock, BC, (604) 535-8146, Client Number 134185.

PURCHASER:

Manu Forti Group Inc., 225 - 425 Carrall Street, Vancouver, BC, Canada, V6B 6E3, (604) 762-7002.

For and in consideration of the sum of Ten Dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:
Claim Name or Lease Type	Units (Hectares)	Tag Number	Record Number	Percentage of Title Being Sold
CRUZ	20 (500 ha)	244433	404255	100%

I declare that I have good title to these tenures and every right to sell the same, in witness whereof, I have today signed my legal name.

August 11, 2003
/s/ "Stephen Kenwood"	/s/"Rod Husband"
Stephen Kenwood	Rod Husband, Witness